Exhibit 10.1.1.7
EXECUTION COPY
FOURTH AMENDMENT
          FOURTH AMENDMENT (this “Amendment”), dated as of February 28, 2007, to the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among (i) CALPINE CORPORATION (the “Borrower”), (ii) the subsidiaries of the Borrower named therein (the “Guarantors”), (iii) CREDIT SUISSE SECURITIES (USA) LLC and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders hereunder (in such capacity and including any successors, the “Second Priority Agent”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party thereto (collectively, the “Lenders”).
W I T N E S S E T H :
          WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;
          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth below; and
          WHEREAS, the Lenders have agreed to such requested amendments, but only upon the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agents hereby agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.
     SECTION 2. AMENDMENTS.
     2.1 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:
     ““Fourth Amendment Effective Date”: Effective Date under and as defined in the Fourth Amendment, dated as of February 28, 2007, to this Agreement.
     “Santa Rosa Power Plant Assets”: (a) the electrical generation plant in Santa Rosa, California owned by the Borrower on the Fourth Amendment Effective Date and known as the “Santa Rosa Plant”, which plant is non-operating on the Fourth Amendment Effective Date, and (b) the assets of the Borrower reasonably necessary for, and to be used in, the operation of the plant described in clause (a) (and not otherwise reasonably necessary or used in the operations of the Borrower or any of its Subsidiaries).
     “Santa Rosa Subsidiary”: a direct Subsidiary of Calpine Energy Services, L.P. to be selected by the Borrower after the Fourth Amendment Effective Date which Subsidiary shall become a Debtor and a Loan Party prior to or concurrently with the Disposition described in Section 6.5(q)(ii) and shall have no material operations as of the Fourth Amendment Effective Date, but has received market-based rate authorization from the Federal Energy Regulatory Commission of the United States.
     “Snapping Shoals”: collectively, Snapping Shoals Electric Membership Corporation, a Georgia electric membership corporation, Central Georgia Electric Membership Corporation, a Georgia electric membership corporation, Excelsior Electric Membership Corporation, a Georgia electric membership corporation, Diverse Power Corporation, a Georgia electric membership corporation, Washington Electric Membership Corporation, a Georgia electric membership corporation, Upson Electric Membership Corporation, a Georgia electric membership corporation, and Cobb Electric Membership Corporation, a Georgia electric membership corporation.
     “Snapping Shoals PPA”: the power purchase agreement in effect as of the Fourth Amendment Effective Date between Snapping Shoals and Calpine Energy Services, L.P., as such agreement may thereafter be amended, amended and restated, restructured, assigned, assumed, supplemented or otherwise modified, and any successor power purchase agreement between Snapping Shoals and the Santa Rosa Subsidiary.”.
     2.2 Amendment to Section 6.5. Section 6.5 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (o) therein, (b) deleting the period at the end of clause (p) therein and substituting in lieu thereof “; and” and (c) adding immediately after clause (p) therein new clause (q) as follows:

     “(q) (i) the Disposition of the Capital Stock of the Santa Rosa Subsidiary to the Borrower or to Calpine Power Company, (ii) the Disposition (including without limitation, the contribution) of all or substantially all of the Santa Rosa Power Plant Assets to the Santa Rosa Subsidiary, (iii) prior to the Disposition described in clause (ii) above, an amendment or other modification to the Snapping Shoals PPA to provide that the source therefor may be designated as the “Santa Rosa Plant” constituting a portion of the Santa Rosa Power Plant Assets (provided that within ninety days after such Disposition, the source for the Snapping Shoals PPA shall be so designated) and (iv) if determined by the Borrower to be reasonably practicable and commercially advisable, the assumption of the Snapping Shoals PPA by Calpine Energy Services, L.P. and the assignment of the Snapping Shoals PPA thereafter to the Santa Rosa Subsidiary, provided that such assignment to the Santa Rosa Subsidiary shall occur as soon following the Disposition described in clause (ii) above as the Borrower determines is reasonably practicable and commercially advisable.”.
          2.3 Amendment to Section 6.7. Section 6.7 of the Credit Agreement is hereby amended by deleting the dollar amount “$45,000,000” in clause (l) therein and substituting in lieu thereof “$68,000,000”.
SECTION 3. CONDITIONS PRECEDENT.
          3.1 Effective Date. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) following the date on which all of the following conditions have been satisfied or waived:
          (a) Execution and Delivery. The Administrative Agents shall have received counterparts of this Amendment duly executed by (A) the Borrower and the Guarantors, and (B) the Required Lenders.
          (b) Fees and Expenses. The Administrative Agents shall have received all fees and accrued expenses of the Administrative Agents (including invoiced fees and expenses of legal counsel to the Administrative Agents) required to be paid by the Borrower; and
          (c) No Default. After giving effect to this Amendment, there shall be no Default or Event of Default.
SECTION 4. GENERAL.
          4.1 Representations and Warranties. In order to induce the Administrative Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agents and the Lenders that after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

          4.2 Loan Document. This Amendment constitutes a Loan Document.
          4.3 GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
          4.4 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          4.5 Consent of Guarantors. Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.
          4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agents and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.
          4.7 Limited Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agents for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Amendment shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in this Amendment or for any other time period.
          4.8 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER: CALPINE CORPORATION
By:	/s/ Eric Pryor
	Name:	Eric Pryor
	Title:	Senior Vice President

GUARANTORS:

AMELIA ENERGY CENTER, LP
ANACAPA LAND COMPANY, LLC
ANDERSON SPRINGS ENERGY COMPANY
ANDROSCOGGIN ENERGY, INC.
AUBURNDALE PEAKER ENERGY CENTER, LLC
AUGUSTA DEVELOPMENT COMPANY, LLC
AVIATION FUNDING CORP.
BAYTOWN ENERGY CENTER, LP
BAYTOWN POWER GP, LLC
BAYTOWN POWER, LP
BELLINGHAM COGEN, INC.
BETHPAGE FUEL MANAGEMENT INC.
BLUE HERON ENERGY CENTER, LLC
BLUE SPRUCE HOLDINGS, LLC
BROAD RIVER ENERGY LLC
BROAD RIVER HOLDINGS, LLC
CALGEN EQUIPMENT FINANCE COMPANY, LLC
CALGEN EQUIPMENT FINANCE HOLDINGS, LLC
CALGEN EXPANSION COMPANY, LLC
CALGEN FINANCE CORPORATION
CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO, LLC
CALPINE ACADIA HOLDINGS, LLC
CALPINE ADMINISTRATIVE SERVICES COMPANY, INC.
CALPINE AGNEWS, INC.
CALPINE AMELIA ENERGY CENTER GP, LLC
CALPINE AMELIA ENERGY CENTER LP, LLC
CALPINE AUBURNDALE HOLDINGS, LLC
CALPINE BAYTOWN ENERGY

CENTER GP, LLC
CALPINE BAYTOWN ENERGY CENTER LP, LLC
CALPINE BETHPAGE 3 PIPELINE CONSTRUCTION COMPANY, INC.
CALPINE BETHPAGE 3, LLC
CALPINE C*POWER, INC.
CALPINE CALGEN HOLDINGS, INC.
CALPINE CALIFORNIA DEVELOPMENT COMPANY, LLC
CALPINE CALIFORNIA ENERGY FINANCE, LLC
CALPINE CALIFORNIA EQUIPMENT FINANCE COMPANY, LLC
CALPINE CALISTOGA HOLDINGS, LLC
CALPINE CENTRAL TEXAS GP, INC.
CALPINE CENTRAL, INC.
CALPINE CENTRAL, L.P.
CALPINE CENTRAL-TEXAS, INC.
CALPINE CHANNEL ENERGY CENTER GP, LLC
CALPINE CHANNEL ENERGY CENTER LP, LLC
CALPINE CLEAR LAKE ENERGY GP, LLC
CALPINE CLEAR LAKE ENERGY, LP
CALPINE COGENERATION CORPORATION
CALPINE CORPUS CHRISTI ENERGY GP, LLC
CALPINE CORPUS CHRISTI ENERGY, LP
CALPINE DECATUR PIPELINE, INC.
CALPINE DECATUR PIPELINE, L.P.
CALPINE DIGHTON, INC.
CALPINE EAST FUELS, INC.
CALPINE EASTERN CORPORATION
CALPINE ENERGY SERVICES HOLDINGS, INC.
CALPINE FINANCE COMPANY
CALPINE FREESTONE ENERGY GP, LLC
CALPINE FREESTONE ENERGY, LP
CALPINE FREESTONE, LLC
CALPINE FUELS CORPORATION

CALPINE GAS HOLDINGS, LLC
CALPINE GENERATING COMPANY, LLC
CALPINE GEYSERS COMPANY, L.P.
CALPINE GILROY 1, INC.
CALPINE GILROY 2, INC.
CALPINE GILROY COGEN, L.P.
CALPINE GLOBAL SERVICES COMPANY, INC.
CALPIRIE GORDONSVILLE GP HOLDINGS, LLC
CALPINE GORDONSVILLE LP HOLDINGS, LLC
CALPINE GORDONSVILLE, LLC
CALPINE GREENLEAF HOLDINGS, INC.
CALPINE GREENLEAF, INC.
CALPINE HIDALGO DESIGN, L.P.
CALPINE HIDALGO ENERGY CENTER, L.P.
CALPINE HIDALGO HOLDINGS, INC.
CALIPNE HIDALGO POWER GP, LLC
CALPINE HIDALGO POWER, LP
CALPINE HIDALGO, INC.
CALPINE INTERNATIONAL HOLDINGS, INC.
CALPINE INTERNATIONAL, LLC
CALPINE INVESTMENT HOLDINGS, LLC
CALPINE KENNEDY AIRPORT, INC.
CALPINE KENNEDY OPERATORS INC.
CALPINE KIA, INC.
CALPINE LEASING INC.
CALPINE LONG ISLAND, INC.
CALPINE LOST PINES OPERATIONS, INC.
CALPINC LOUISIANA PIPELINE COMPANY
CALPINE MAGIC VALLEY PIPELINE, INC.
CALPINE MONTEREY COGENERATION, INC.
CALPINE MVP, INC.
CALPINE NCTP GP, LLC
CALPINE NCTP, LP

CALPINE NORTHBROOK
CORPORATION OF MAINE, INC.
CALPINE NORTHBROOK ENERGY HOLDING, LLC
CALPINE NORTHBROOK ENERGY, LLC
CALPINE NORTHBROOK HOLDINGS CORPORATION
CALPINE NORTHBROOK INVESTORS, LLC
CALPINE NORTHBROOK PROJECT HOLDINGS, LLC
CALPINE NORTHBROOK SERVICES, LLC
CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC
CALPINE NTC, LP
CALPINE ONETA POWER I, LLC
CALPINE ONETA POWER II LLC
CALPINE ONETA POWER, L.P.
CALPINE OPERATIONS MANAGEMENT COMPANY, INC.
CALPINE PASTORIA HOLDINGS, LLC
CALPINE PHILADELPHIA, INC.
CALPINE PITTSBURG, LLC
CALPINE POWER COMPANY
CALPINE POWER EQUIPMENT LP
CALPINE POWER MANAGEMENT, INC.
CALPINE POWER MANAGEMENT, LP
CALPINE POWER, INC.
CALPINE POWERAMERICA, INC.
CALPINE POWERAMERICA — CA, LLC
CALPINE POWERAMERICA — CT, LLC
CALPINE POWERAMERICA — MA, LLC
CALPINE POWERAMERICA — ME, LLC
CALPINE POWERAMERICA — NH, LLC
CALPINE POWERAMERICA — NY, LLC
CALPINE POWERAMERICA — OR, LLC
CALPINE POWERAMERICA, LP
CALPINE PROJECT HOLDINGS, INC.
CALPINE PRYOR, INC.
CALPINE RUMFORD I, INC.
CALPINE RUMFORD, INC.
CALPINE SCHUYLKILL, INC.
CALPINE SISKIYOU GEOTHERMAL

PARTNERS, L.P.
CALPINE SONORAN PIPELINE LLC
CALPINE STONY BROOK, INC.
CALPINE STONY BROOK OPERATORS, INC.
CALPINE STONY BROOK POWER MARKETING, LLC
CALPINE SUMAS, INC.
CALPINE TCCL HOLDINGS, INC.
CALPINE TEXAS PIPELINE GP, INC.
CALPINE TEXAS PIPELINE LP, INC.
CALPINE TEXAS PIPELINE, L.P.
CALPINE TIVERTON 1, INC.
CALPINE TIVERTON, INC.
CALPINE ULC I HOLDING, LLC
CALPINE UNIVERSITY POWER, INC.
CALPINE UNRESTRICTED FUNDING, LLC
CALPINE UNRESTRICTED HOLDINGS, LLC
CALPINE VAPOR, INC.
CARVILLE ENERGY LLC
CCFC DEVELOPMENT COMPANY, LLC
CCFC EQUIPMENT FINANCE COMPANY, LLC
CCFC PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CES GP, LLC
CGC DIGHTON, LLC
CHANNEL ENERGY CENTER, LP
CHANNEL POWER GP, LLC
CHANNEL POWER, LP
CLEAR LAKE COGENERATION LIMITED PARTNERSHIP
COGENAMERICA ASIA INC.
COGENAMERICA PARLIN SUPPLY CORP.
COLUMBIA ENERGY LLC
CORPUS CHRISTI COGENERATION L.P.
CPN 3RD TURBINE, INC.
CPN ACADIA, INC.
CPN BERKS GENERATION, INC.
CPN BERKS, LLC
CPN BETHPAGE 3RD TURBINE, INC.

CPN CASCADE, INC.
CPN CLEAR LAKE, INC.
CPN DECATUR PIPELINE, INC.
CPN ENERGY SERVICES LP, INC.
CPN FREESTONE, LLC
CPN FUNDING, INC.
CPN MORRIS, INC.
CPN OXFORD, INC.
CPN PIPELINE COMPANY
CPN PLEASANT HILL OPERATING, LLC
CPN PLEASANT HILL, LLC
CPN POWER SERVICES GP, LLC
CPN POWER SERVICES, LP
CPN PRYOR FUNDING CORPORATION
CPN TELEPHONE FLAT, INC.
DECATUR ENERGY CENTER, LLC
DEER PARK POWER GP, LLC
DEER PARK POWER, LP
DELTA ENERGY CENTER, LLC
DIGHTON POWER ASSOCIATES LIMITED PARTNERSHIP
EAST ALTAMONT ENERGY CENTER, LLC
FOND DU LAC ENERGY CENTER, LLC
FONTANA ENERGY CENTER, LLC
FREESTONE POWER GENERATION, LP
GEC BETHPAGE INC.
GEOTHERMAL ENERGY PARTNERS LTD.
GEYSERS POWER COMPANY II, LLC
GEYSERS POWER COMPANY, LLC
GEYSERS POWER I COMPANY
GOLDENDALE ENERGY CENTER, LLC
HAMMOND ENERGY LLC
HILLABEE ENERGY CENTER, LLC
IDELWILD FUEL MANAGEMENT CORP.
JMC BETHPAGE, INC.
KIAC PARTNERS
LAKE WALES ENERGY CENTER, LLC
LAWRENCE ENERGY CENTER, LLC
LONE OAK ENERGY CENTER, LLC
LOS ESTEROS CRITICAL ENERGY FACILITY, LLC

LOS MEDANOS ENERGY CENTER LLC
MAGIC VALLEY GAS PIPELINE GP, LLC
MAGIC VALLEY GAS PIPELINE, LP
MAGIC VALLEY PIPELINE, L.P.
MEP PLEASANT HILL, LLC
MOAPA ENERGY CENTER, LLC
MOBILE ENERGY LLC
MODOC POWER, INC.
MORGAN ENERGY CENTER, LLC
MOUNT HOFFMAN GEOTHERMAL COMPANY, L.P.
MT. VERNON ENERGY LLC
NISSEQUOGUE COGEN PARTNERS
NORTHWEST COGENERATION, INC.
NTC FIVE, INC.
NTC GP, LLC
NUECES BAY ENERGY LLC
O.L.S. ENERGY-AGNEWS, INC.
ODYSSEY LAND ACQUISITION COMPANY
PAJARO ENERGY CENTER, LLC
PASTORIA ENERGY CENTER, LLC
PASTORIA ENERGY FACILITY, LLC
PHILADELPHIA BIOGAS SUPPLY, INC.
PHIPPS BEND ENERGY CENTER, LLC
PINE BLUFF ENERGY, LLC
POWER INVESTORS, L.L.C.
QUINTANA CANADA HOLDINGS, LLC
ROCKGEN ENERGY LLC
RUMFORD POWER ASSOCIATES LIMITED PARTNERSHIP
RUSSELL CITY ENERGY CENTER, LLC
SAN JOAQUIN VALLEY ENERGY CENTER, LLC
SILVERADO GEOTHERMAL RESOURCES, INC.
SKIPANON NATURAL GAS, LLC
SOUTH POINT ENERGY CENTER, LLC
SOUTH POINT HOLDINGS, LLC
STONY BROOK COGENERATION, INC.
STONY BROOK FUEL MANAGEMENT CORP.
SUTTER DRYERS, INC.
TBG COGEN PARTNERS

TEXAS CITY COGENERATION, L.P.
TEXAS COGENERATION COMPANY
TEXAS COGENERATION FIVE, INC.
TEXAS COGENERATION ONE
COMPANY
THERMAL POWER COMPANY
TIVERTON POWER ASSOCIATES
LIMITED PARTNERSHIP
TOWANTIC ENERGY, L.L.C.
VEC HOLDINGS, LLC
VENTURE ACQUISITION COMPANY
VINEYARD ENERGY CENTER, LLC
WAWAYANDA ENERGY CENTER, LLC
WHATCOM COGENERATION
PARTNERS, L.P.
ZION ENERGY LLC

By:	/s/ Charles B. Clark, Jr.
Name: Charles B. Clark, Jr.
Title: Chief Financial Officer

POWER SYSTEMS MFG., LLC

By:	/s/ Charles B. Clark, Jr.

	Name:	Charles B. Clark, Jr.
	Title:	Chief Financial Officer

CALPINE CONSTRUCTION MANAGEMENT COMPANY, INC. CALPINE OPERATING SERVICES COMPANY, INC. CALPINE POWER SERVICES, INC. NEWSOUTH ENERGY LLC THOMASSEN TURBINE SYSTEMS AMERICA, INC.

By:	/s/ Eric N. Pryor

	Name:	Eric N. Pryor
	Title:	Senior Vice President

CALPINE ENERGY SERVICES, LP CALPINE PRODUCER SERVICES, L.P. CPN ENERGY SERVICES GP, INC.

By:	/s/ Thomas N. May

	Name:	Thomas N. May
	Title:	President

AGENTS AND LENDERS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Administrative Agent and as a Lender

By:	/s/ Marcus M. Tarkington

	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary

	Name:	Paul O’Leary
	Title:	Vice President

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:	/s/ Thomas Cantello

	Name:	Thomas Cantello
	Title:	Director

By:	/s/ Laurence Lapeyre

	Name:	Laurence Lapeyre
	Title:	Associate

TRS CALLISTO LLC
By:	Deutsche Bank AG New York Branch, its Sole Member
By:	DB Services New Jersey, Inc.
as a Lender

By:	/s/ Alice L. Wagner

	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Deborah O’Keefe

	Name:	Deborah O’Keefe
	Title:	Vice President

CONTINENTAL CASUALTY COMPANY as a Lender

By:	/s/ Marilou R. McGirr

	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

SIL Loan Funding LLC as a Lender

By:	/s/ Paul Raj

	Name:	Paul Raj
	Title:	Officer

Classic Cayman B.D. Limited as a Lender

By:	/s/ Brian Schneider

	Name:	Brian Schneider
	Title:	Authorized Signatory

By:	/s/ John Fitzgerald

	Name:	John Fitzgerald
	Title:	Authorized Signatory

LANDMARK VII CDO LTD

By:	Aladdin Capital Management LLC as Manager

By:	/s/ Angela Bozorgmir

	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK VIII CDO LTD
By:	Aladdin Capital Management LLC as Manager

By:	/s/ Angela Bozorgmir

	Name:	Angela Bozorgmir
	Title:	Director

Landesbank Hessen-Thüringen Girozentrale as a Lender

By:	/s/ Phillip J. Kirkham

	Name:	Phillip J. Kirkham
	Title:	Vice President, Corporate Finance Division Structured Finance

By:	/s/ Christian C. Bruns

	Name:	Christian C. Bruns
	Title:	Senior Vice President, Landesbank Hessen- Thüringen, New York Branch

FORE CONVERTIBLE MASTER FUND, LTD as a Lender

By:	/s/ Mel Gao

	Name:	Mel Gao
	Title:	Chief Portfolio Manager

FORE ERISA FUND, LTD as a Lender

By:	/s/ Mel Gao

	Name:	Mel Gao
	Title:	Chief Portfolio Manager

FORE MULTI STRATEGY MASTER FUND, LTD, as a Lender

By:	/s/ Mel Gao

	Name:	Mel Gao
	Title:	Chief Portfolio Manager

FORE LEVERAGED LOAN OPPORTUNITY FUND, LTD, as a Lender

By:	/s/ Mel Gao

	Name:	Mel Gao
	Title:	Chief Portfolio Manager

FORE CONVERTIBLE MASTER FUND, LTD as a Lender

By:	/s/ Mel Gao

	Name:	Mel Gao
	Title:	Chief Portfolio Manager

MAN MAC 1 LIMITED as a Lender

By:	/s/ Mel Gao

	Name:	Mel Gao
	Title:	Chief Portfolio Manager

HSH Nordbank AG, New York Branch as a Lender

By:	/s/ Thomas K. Emmons

	Name:	Thomas K. Emmons
	Title:	Senior Vice President, HSH Nordbank, New York Branch

By:	/s/ Lisa Cintron

	Name:	Lisa Cintron
	Title:	Vice President

BLACK DIAMOND CLO 2005-2 Ltd.
By:	Black Diamond CLO 2005-2 Adviser, L.L.C.
As its Collateral Manager As a Lender

By:	/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLACK DIAMOND CLO 2005-1 Ltd.
By:	Black Diamond CLO 2005-1 Adviser, L.L.C.
As its Collateral Manager As a Lender

By:	/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLACK DIAMOND CLO 2006-1 Ltd.
By:	Black Diamond CLO 2006-1 Adviser, L.L.C.
As its Collateral Manager As a Lender

By:	/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff
	Title:	Managing Principal

Black Diamond International Funding, Ltd. As Advised by BDCM Fund Advisor, L.L.C. As a Lender

By:	/s/ Simon Wetherell

	Name:	Simon Wetherell
	Title:	Director

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES
By:	Four Corners Capital Management, LLC
As Sub-Adviser
By:	/s/ Dean F. Valentine
	Name:	Dean F. Valentine
	Title:	Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
By:	Four Corners Capital Management, LLC
As Sub-Adviser
By:	/s/ Dean F. Valentine
	Name:	Dean F. Valentine
	Title:	Senior Vice President

FOUR CORNERS CLO 2005-1, LTD.
By:	Four Corners Capital Management, LLC
As Sub-Adviser
By:	/s/ Dean F. Valentine
	Name:	Dean F. Valentine
	Title:	Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By:	Four Corners Capital Management, LLC
As Sub-Adviser
By:	/s/ Dean F. Valentine
	Name:	Dean F. Valentine
	Title:	Senior Vice President

FORTRESS PORTFOLIO TRUST
By:	Four Corners Capital Management, LLC
As Sub-Adviser
By:	/s/ Dean F. Valentine
	Name:	Dean F. Valentine
	Title:	Senior Vice President

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
By:	Four Corners Capital Management, LLC
As Sub-Adviser
By:	/s/ Dean F. Valentine
	Name:	Dean F. Valentine
	Title:	Senior Vice President

The Foothill Group, Inc. as a Lender
By:	/s/ Dennis Ascher
	Name:	Dennis Ascher
	Title:	Senior Vice President

Raven Credit Opportunities Master Fund, Ltd. as a Lender by Raven Asset Management, LLC as Investment Advisor
By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	CFO

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG as a Lender
By:	/s/ Bryan J. Lynch
	Name:	Bryan J. Lynch
	Title:	Managing Director

By:	/s/ Patrick W. Kunkel
	Name:	Patrick W. Kunkel
	Title:	Executive Director

Citigroup Financial Products, Inc. as a Lender
By:	/s/ Jeffrey M. Farmer
	Name:	Jeffrey M. Farmer
	Title:	Authorized Signatory

Dresdner Bank AG, New York and Grand Cayman Branches as a Lender
By:	/s/ Brian Schneider
	Name:	Brian Schneider
	Title:	Vice President

By:	/s/ Janet Wolff
	Name:	Janet Wolff
	Title:	Director

LightPoint CLO 2004-1, Ltd. Premium Loan Trust I, Ltd. LightPoint CLO III, Ltd. LightPoint CLO IV, Ltd. (as an Institution)
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

FREESTYLE SPECIAL OPPORTUNITIES MASTER FUND, LTD. as a Lender
By:	/s/ Adrian MacKay
	Name:	Adrian MacKay
	Title:	Managing Member of Freestyle Fund Services
Company LLC, Investment Manager

AUGUSTA TRADING LLC, as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

JUPITER LOAN FUNDING LLC, as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

GLOBAL LEVERAGED CAPITAL CREDIT OPPORTUNITY FUND I, as a Lender GLOBAL LEVERAGED CAPITAL MANAGEMENT, LLC, as Collateral Manager
By:	/s/ Andy Cai
	Name:	Andy Cai
	Title:	Analyst

WIND RIVER CLO I LTD
By:	McDonnell Investment Management, LLC
as Manager as a Lender
By:	/s/ Kathleen A, Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

WIND RIVER CLO II — TATE INVESTORS LTD
By:	McDonnell Investment Management, LLC
as Manager as a Lender
By:	/s/ Kathleen A, Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC
as Manager as a Lender
By:	/s/ Kathleen A, Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

GANNETT PEAK CLO I, LTD.
By:	McDonnell Investment Management, LLC
as Manager as a Lender
By:	/s/ Kathleen A, Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

EAGLE CREEK CLO, LTD. as a Lender
By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor

FALL CREEK CLO, LTD. as a Lender
By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor

TRS FORE LLC, As a Lender
By:	Deutsche Bank AG New York Branch,
its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Deborah O’Keeffe
	Name:	Deborah O’Keeffe
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

BROOKFIELD ASSET MANAGEMENT INC.
as a Lender

By:	/s/ [illegible]

Name:
Title:

Ares IIR CLO Ltd.

By:	Ares CLO Management IIR, L.P.,
Investment Manager

By:	Ares CLO GP IIR, LLC,
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

Ares VII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

CONFLUENT 2 LIMITED.

By:	Ares Private Account Management I, L.P.
as Sub-Manager

By:	Ares Management LLC, as Manager

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC
Its General Partner

as a Lender

By:	/s/ John Leupp

	Name:	John Leupp
	Title:	Vice President

KC CLO II Plc
as a Lender

By:	/s/ Melanie Harris

	Name:	Melanie Harris
	Title:	Assistant Vice President, Operations

Union Bank of California, N.A., as a Lender

By:	/s/ Bryan Read

	Name:	Bryan Read
	Title:	Vice President

[Four Corners CLO II, LTD.]
as a Lender

By:	/s/ Erich Van Ravenswaay

	Name:	Erich Van Ravenswaay
	Title:	Assistant Vice President

KNIGHT CBNA LOAN FUNDING - KNIGHT CFPI LOAN FUNDING LLC Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC as a Lender
By:	/s/ Erich Van Ravenswaay
	Name:	Erich Van Ravenswaay
	Title:	Assistant Vice President

General Electric Capital Corporation as a Lender
By:	/s/ Ali Mirza
	Name:	Ali Mirza
	Title:	Duly Authorized Signatory

CREDIT SUISSE CAPITAL LLC as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	` Authorized Signatory

CREDIT SUISSE CAPITAL LLC as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC as a Lender
By:	/s/ Barry Zamore
	Name:	Barry Zamore
	Title:	Managing Director

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

CYPRESSTREE CLAIF FUNDING LLC as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Evergreen CBNA Loan Funding LLC as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

Grand Central Asset Trust, KMT Series as a Lender
By:	/s/ Erich Van Ravenswaay
	Name:	Erich Van Ravenswaay
	Title:	Assistant Vice President

Grand Central Asset Trust, KMT Series as a Lender
By:	/s/ Erich Van Ravenswaay
	Name:	Erich Van Ravenswaay
	Title:	Assistant Vice President

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a Lender
By:	/s/ Elisabeth V. Piker
	Name:	Elisabeth V. Piker
	Title:	Vice President

[Oppenheimer Senior Floating Rate Fund] as a Lender
By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	Manager

[HarbourView CLO 2006-1, Ltd.] as a Lender
By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	Manager

Azure Funding North America I as a Lender
By:	/s/ Heinz Noeding
	Name:	Heinz Noeding
	Title:	Authorized Signatory

Azure Funding North America II as a Lender
By:	/s/ Heinz Noeding
	Name:	Heinz Noeding
	Title:	Authorized Signatory

Grand Central Asset Trust, BAS Series as a Lender
By:	/s/ Erich Van Ravenswaay
	Name:	Erich Van Ravenswaay
	Title:	Assistant Vice President

SOL Loan Funding LLC as a Lender
By:	/s/ Erich Van Ravenswaay
	Name:	Erich Van Ravenswaay
	Title:	Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Limited, by Sankaty Advisors, LLC as Collateral Manager as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Katonah III, Ltd. by Sankaty Advisors, LLC, as Sub-Advisors as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited as Collateral Manager as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited as Term Lender as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners II, L.P. as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners III, L.P. as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC as a Lender
By:	/s/ Molly Walter
	Name:	Molly Walter
	Title:	Attorney-in-Fact

CITIBANK, N.A., as a Lender
By:	/s/ Christine M. Kanicki
	Name:	Christine M. Kanicki
	Title:	Attorney-in-Fact

Wells Capital Management 12222133
Wells Capital Management 12222133
Wells Capital Management 18866500
Wells Capital Management 13823100
Wells Capital Management 16463700
Wells Capital Management 16463700
Wells Capital Management 13823100
Wells Capital Management 18866500
Vulcan Ventures Inc.

Silverado CLO 2006-I Limited
By:	Wells Capital Management
as Portfolio Manager

as a Lender
By:	/s/ Zachary Tyler
	Name:	Zachary Tyler
	Title:	Authorized Signatory

BlueMountain CLO Ltd as a Lender
By:	/s/ Kimberly Reina
	Name:	Kimberly Reina
	Title:	Associate

BlueMountain CLO II Ltd as a Lender
By:	/s/ Kimberly Reina
	Name:	Kimberly Reina
	Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	DB Services New Jersey, Inc. as a Lender

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

HARBOUR TOWN FUNDING LLC, as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Atlas Loan Funding (Hartford), LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Manager as a Lender
By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

SOF INVESTMENTS, L.P. as a Lender
By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	Manager and General Counsel

TRS VENOR LLC
By:	Deutsche Bank AG New York Branch,
its Sole Member
By:	DB Services New Jersey, Inc.

as a Lender
By:	/s/ Deborah O’Keefe
	Name:	Deborah O’Keefe
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

LONG LANE MASTER TRUST IV, as a Lender
By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Authorized Agent

SKY CBNA LOAN FUNDING as a Lender
By:	/s/ David Balmark
	Name:	David Balmark
	Title:	Attorney-in-Fact

Bayerische Landesbank, New York Branch as an Original Lender consenting hereto

By:	/s/ Georgina Fiordalisi

Name: Georgina Fiordalisi
Title: Vice President

By:	/s/ Edward Cripps

Name: Edward Cripps
Title: Vice President

[Symphony CLO I] as a Lender
By: Symphony Asset Management LLC

By:	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

[Symphony CLO II] as a Lender
By:	Symphony Asset Management LLC

By:	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

TRS ARIA LLC
By:	Deutsche Bank AG New York Branch,
its Sole Member
By:	DB Services New Jersey, Inc.
as a Lender

By:	/s/ Deborah O’Keefe

Name: Deborah O’Keefe
Title: Vice President

By:	/s/ Deirdre Whorton

Name: Deirdre Whorton
Title: Assistant Vice President

TCW Absolute Return Credit Fund, L.P.,
As General Partner

TCW ASSET MANAGEMENT COMPANY
its Managing Member

By:	/s/ Melissa V. Weller

Name: Melissa V. Weller
Title: Managing Director

By:	/s/ Craig J. Rethmeyer

Name: Craig J. Rethmeyer
Title: Senior Vice President

LIMITED PARTNERS:

Those Persons Identified on the Records of the General Partner
By: TCW Absolute Return Credit Fund, L.P.
as attorney-in-fact
BY: TCW ASSET MANAGEMENT COMPANY
its Managing Member

By:	/s/ Melissa V. Weller

Name: Melissa V. Weller
Title: Managing Director

By:	/s/ Craig J. Rethmeyer

Name: Craig J. Rethmeyer
Title: Senior Vice President

CELERITY CLO LIMITED

By:	TCW Advisors, Inc., as Agent

By:	/s/ Scott Whalen

Name: Scott Whalen
Title: Vice President

By:	/s/ Gil Tollinchi

Name: Gil Tollinchi
Title: Vice President

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Scott Whalen

Name: Scott Whalen
Title: Vice President

By:	/s/ Gil Tollinchi

Name: Gil Tollinchi
Title: Vice President

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Scott Whalen

Name: Scott Whalen
Title: Vice President

By:	/s/ Gil Tollinchi

Name: Gil Tollinchi
Title: Vice President

LOAN FUNDING I LLC,
a wholly-owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

By:	/s/ Scott Whalen

Name: Scott Whalen
Title: Vice President

By:	/s/ Gil Tollinchi

Name: Gil Tollinchi
Title: Vice President

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Scott Whalen

Name: Scott Whalen
Title: Vice President

By:	/s/ Gil Tollinchi

Name: Gil Tollinchi
Title: Vice President

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc., its Investment Advisor

By:	/s/ Scott Whalen

Name: Scott Whalen
Title: Vice President

By:	/s/ Gil Tollinchi

Name: Gil Tollinchi
Title: Vice President

TCW Senior Secured Floating Rate Loan Fund, L.P.
By:	TCW Advisors, Inc.,
as it Investment Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Vice President

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Vice President

VITESSE CLO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Scott Whalen
	Name:	Scott Whalen
	Title:	Vice President

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Vice President

Cornerstone CLO Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Stone Tower CLO V Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Granite Ventures I Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Rampart CLO I Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Stone Tower CLO IV Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Stone Tower Credit Funding Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Granite Ventures III Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Granite Ventures II Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Stone Tower CLO IV Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Granite Ventures I Ltd.
By:	Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By:	[/s/ Michael Delpercio]
Name:
Title:

Stone Tower CLO II Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager
By:	[/s/ Michael Delpercio]
Name:
Title:

Stone Tower Credit Funding Ltd. By: Stone Tower Fund Management LLC., As Its Collateral Manager
By:	[/s/ Michael Delpercio]
Name:
Title:

NATIXIS New York Branch as a Lender
By:	/s/ Pierre Audrain
	Name:	Pierre Audrain
	Title:	Director

NATIXIS New York Branch as a Lender
By:	/s/ Robert Park
	Name:	Robert Park
	Title:	Associate